Exhibit 10.17

SECOND AMENDMENT

TO ABL CREDIT AGREEMENT

This SECOND AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is dated as of March 8, 2010 and is entered into by and among Affinia Group Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Affinia Group Inc., a Delaware corporation (the “Company”), each other Wholly-Owned Domestic Subsidiary of Holdings set forth on the signature pages hereto as a U.S. Borrower (together with the Company, collectively, the “U.S. Borrowers”), Affinia Canada ULC, an unlimited liability corporation organized under the laws of the Province of Alberta (as successor by amalgamation of Affinia Canada Holdings Corp. and Affinia Canada ULC consummated on December 31, 2009, the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”), each Wholly-Owned Domestic Subsidiary and each Wholly-Owned Canadian Subsidiary that from time to time guarantees any of the Obligations (as hereinafter defined) (together with Holdings, being the “Guarantors” and each a “Guarantor” and the Guarantors, together with the Borrowers being, collectively, the “Credit Parties” and each a “Credit Party”), the financial institutions party hereto (the “Lenders”), and Bank of America, N.A., as a Lender, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

A. The Credit Parties, the Lenders and the Administrative Agent have entered into that certain ABL Credit Agreement dated as of August 13, 2009 (as amended and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Administrative Agent and the Lenders have made and may hereafter make certain loans, advances and other financial accommodations to the Borrowers.

B. The Administrative Agent, the Lenders and the Credit Parties have agreed to amend the Credit Agreement to modify certain terms thereof as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

AGREEMENT:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as set forth below:

2.1 The definition of “Eligible Accounts” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clauses (c) and (l) thereof in their entirety to read as follows:

“(c) Accounts owed by an Account Debtor (or its Affiliated Account Debtors) where 25% or more of the total amount of all Accounts owed by that Account Debtor (and its Affiliated Account Debtors) are deemed ineligible hereunder, other than pursuant to clause (l) of this definition.

(l) Accounts of any Account Debtor (and/or any of its Affiliated Account Debtors) which are of the type or class (i.e., owing by a specified Account Debtor (and/or any of its Affiliated Account Debtors), by a specified division of an Account Debtor (and/or any of its Affiliated Account Debtors) or other specified type or class) designated by the Company for inclusion in any now existing or hereafter entered into Permitted Customer Program, whether or not such Account is ever the subject of, or meets the eligibility criteria for, sale or negotiation under any such Permitted Customer Program; provided, that if (i) no specific type or class of Account of such Account Debtor (and/or any such Affiliated Account Debtor) is so designated for inclusion in any such Permitted Customer Program, (ii) such type or class of Account of such Account Debtor (and/or such Affiliated Account Debtor) designated by the Company for inclusion in such program is not readily segregable and identifiable by the Company (by accounting code, by vendor number, by product line or otherwise, in each case, to the reasonable satisfaction of the Administrative Agent) from those classes or types of Accounts to be excluded from such program (and which are desired to remain eligible for inclusion in a Borrowing Base hereunder) or (iii) such program requires the filing of any Lien (or UCC or PPSA financing statement or similar instrument) against any Loan Party in respect thereof, then in each case, all Accounts of any such Account Debtor and its Affiliated Account Debtors shall be deemed to have been designated by the Company for inclusion in such Permitted Customer Program and shall not be eligible for inclusion in any Borrowing Base hereunder.”

2.2 Schedule 1.01(c) of the Credit Agreement is hereby amended to amend and restate the definition of “Permitted Customer Program” in its entirety to read as follows:

“Permitted Customer Program” shall mean a program established between the Company or any of its Subsidiaries and a financial institution, whose cash management procedures with respect to such program shall be acceptable to the Administrative Agent in its reasonable discretion, and pursuant to which the Company or a Subsidiary thereof either negotiates Long-Dated Customer Drafts or sells Long-Dated Accounts of a specified Account Debtor, in respect of which (w) such Customer Drafts or Accounts are negotiated or sold for cash (subject only to a fair market purchase discount) on a non-recourse basis (including for non-payment or dispute by the Account Debtor) directly by the originator (and not through a limited or special purpose subsidiary of Holdings) to such financial institution, (x) the proceeds of such negotiations or sales are remitted directly by such financial institution to a Collection Account or a Core Concentration Account, and (y) such sales or negotiations are not required to be included as Indebtedness or an Off-Balance Sheet Liability on the financial statements of Holdings and its Subsidiaries in accordance with GAAP.

2.3 Schedule 1.01(c) of the Credit Agreement is hereby further amended to amend and restate the additional exclusion from “Eligible Accounts” set forth therein in its entirety to read as follows:

Accounts which either (x) are 60 days or more past due, (y) have payment terms in excess of * days after the original invoice date; provided that up to $* of

*	The material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

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Accounts having payment terms of between * and * days, may be deemed eligible hereunder to the extent such Accounts would otherwise constitute Eligible Accounts hereunder or (z) have been or should have been written off the originating Credit Party’s books in accordance with such Credit Party’s accounting policies (in calculating delinquent portions of Accounts under this criterion, credit balances more than 60 days past due will be excluded).

2.4 Schedule 1.01(c) of the Credit Agreement is hereby further amended to amend and restate the additional carve-out to Section 10.02(d) of the Credit Agreement set forth therein in its entirety to read as follows:

Long-Dated Customer Drafts and Long-Dated Accounts, for Fair Market Value payable 100% in cash at closing, pursuant to a Permitted Customer Program, provided that (i) if any such sale or negotiation would include the Customer Drafts and/or Accounts of any Account Debtor any of whose Accounts were at such time included as Eligible Accounts and such sale would give rise to any mandatory prepayment hereunder as a result of the deemed ineligibility thereof (including pursuant to Section 5.02(b) hereunder), provision for immediate payment thereof shall have been provided for to the reasonable satisfaction of the Administrative Agent and (ii) the proceeds of any such sales or negotiations shall not be required to be used to redeem or prepay any Existing Senior Subordinated Notes, Additional Senior Subordinated Notes, Senior Secured Notes or Additional Senior Secured Notes pursuant to the terms thereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date when each of the following conditions precedent shall have been satisfied in a manner satisfactory to Administrative Agent (the first date upon which all such conditions have been satisfied being herein called the “Amendment Effective Date”):

3.1 All representations and warranties of the Credit Parties set forth herein shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Amendment Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); and

3.2 The Administrative Agent shall have received executed counterparts of this Amendment from the Administrative Agent, the Supermajority Lenders and each of the Credit Parties.

SECTION 4. REPRESENTATIONS.

Each of the Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof (1) the representations of the Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material

*	The material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

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respects as of such date); (2) no Default or Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment; (3) the execution, delivery and performance by the Credit Parties of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Credit Parties, (ii) will not violate any applicable material law or regulation or the organizational documents of any Credit Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Credit Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Supermajority Lenders) which has not been obtained and (4) this Amendment constitutes the valid and legally binding obligation of the Credit Parties party hereto, enforceable against each such Credit Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

SECTION 5. GENERAL PROVISIONS.

5.1 No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Credit Agreement and each other Credit Document shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. The Credit Parties hereby ratify, confirm and affirm without condition, all Liens and security interests granted to the Administrative Agent pursuant to the Credit Agreement and the other Credit Documents and such Liens and security interests shall continue to secure the Obligations under the Credit Agreement, as amended hereby.

5.2 Attorney’s Fees and Costs. Each of the Credit Parties hereby jointly and severally agrees to reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket legal fees and expenses incurred in the preparation and documentation of this Amendment and related documents.

5.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL; OTHER WAIVERS. (a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH CREDIT PARTY HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE COUNTY OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH CREDIT PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT'S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN THE CREDIT AGREEMENT.

(c) NOTHING HEREIN SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN ANY OTHER COURT, NOR LIMIT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE

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LAW. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO PRECLUDE ENFORCEMENT BY ADMINISTRATIVE AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN ANY FORUM OR JURISDICTION.

(d) EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

5.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be delivered by facsimile or electronic mail and each signature page hereto delivered by facsimile or electronic mail shall be deemed for all purposes to be an original signatory page.

5.5 Further Assurances. Each Credit Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Administrative Agent or any of the Supermajority Lenders to effectuate fully the intent of this Amendment.

5.6 Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

5.7 References. On or after the Amendment Effective Date, each reference in the Credit Agreement to this “Agreement” or words of like import, and each reference in any Credit Document or any other agreement to the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby. This Amendment, on and after the Amendment Effective Date, shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents.

5.8 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.9 Successors and Assigns. This Amendment shall inure to the benefit of the Administrative Agent and the Lenders, their respective successors and assigns and be binding upon the Credit Parties, their successors and assigns.

5.10 No Novation. This Amendment shall not extinguish the Loans or other Obligations outstanding under the Credit Agreement and/or any of the other Credit Documents as in effect prior to the effectiveness of this Amendment. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Credit Agreement and/or any of the other Credit Documents as in effect prior to the effectiveness of this Amendment, all of which shall remain outstanding in full force and effect after the effectiveness of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.

Holdings:
AFFINIA GROUP INTERMEDIATE HOLDINGS INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER
U.S. Borrowers:
AFFINIA GROUP INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

AFFINIA INTERNATIONAL HOLDINGS CORP.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

AFFINIA CANADA GP CORP.

	By:	/S/ THOMAS H. MADDEN
	Name:	THOMAS H. MADDEN
	Title:	VICE PRESIDENT

AFFINIA PRODUCTS CORP LLC

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

AUTOMOTIVE BRAKE COMPANY INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

[Signature Page to Second Amendment to Credit Agreement]

BRAKE PARTS INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

WIX FILTRATION CORP LLC

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

WIX FILTRATION MEDIA SPECIALISTS INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER
U.S. Subsidiary Guarantors:
IROQUOIS TOOL SYSTEMS, INC

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER

KRIZMAN INTERNATIONAL, INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	CORPORATE TREASURER
Canadian Borrower:
AFFINIA CANADA ULC

	By:	/S/ THOMAS H. MADDEN
	Name:	THOMAS H. MADDEN
	Title:	DIRECTOR

[Signature Page to Second Amendment to Credit Agreement]

Canadian Subsidiary Guarantors:
AFFINIA CANADA L.P.
By: Affinia Canada GP Corp., its General Partner

	By:	/S/ THOMAS H. MADDEN
	Name:	THOMAS H. MADDEN
	Title:	DIRECTOR

[Signature Page to Second Amendment to Credit Agreement]

Administrative Agent and Lenders:	BANK OF AMERICA, N.A., individually as a Lender and as Administrative Agent

	By:	/S/ KENNETH D. HORWATH
	Name:	KENNETH D. HORWATH
	Title:	VICE PRESIDENT

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement]

Administrative Agent and Lenders:	BANK OF AMERICA, N.A., individually as a Lender and as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

	By:	/S/ MEDINA SALES DE ANDRADE
	Name:	MEDINA SALES DE ANDRADE
	Title:	VICE PRESIDENT

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually as a U.S. Lender and a Canadian Lender and as a Co-Documentation Agent

By:	/s/ Mary E. Gherty
	Name:	Mary E. Gherty
	Title:	Managing Director

BARCLAYS BANK PLC, as a U.S. Lender and as a Canadian Lender

By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

DEUTSCHE BANK AG, CANADA BRANCH,
as a Canadian Lender

By:	/s/ Rod O’Hara
	Name:	Rod O’Hara
	Title:	Director

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, individually as a U.S. Lender and as a Co-Documentation Agent

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE, LLC,
individually as a U.S. Lender and as a Co-Syndication Agent

By:	/s/ Matt Harbour
	Name:	Matt Harbour
	Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC,
as a Canadian Lender

By:	/s/ Sanat Amladi
	Name:	Sanat Amladi
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

PNC BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Richard F. Musk, Jr.
	Name:	Richard F. Musk, Jr.
	Title:	Sr. Vice President

GENERAL ELECTRIC CAPITAL COPORATION, as a U.S. Lender

By:	/s/ Thomas S. Beck
	Name:	Thomas S. Beck
	Title:	Duly Authorized Signatory

COMERICA BANK, as a U.S. Lender

By:	/s/ Thomas VanderMeulen
	Name:	Thomas VanderMeulen
	Title:	Assistant Vice President

RZB FINANCE LLC, as a U.S. Lender

By:	/s/ Christoph Hoedl		/s/ John A. Valiska
	Name:	Christoph Hoedl	John A. Valiska
	Title:	First Vice President	First Vice President

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS, NA, as a U.S. Lender

By:	/s/ James H. Herzog, Jr.
	Name:	James H. Herzog, Jr.
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Lynn Gosselin
	Name:	Lynn Gosselin
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Canadian Lender

By:	/s/ Paul Rodgers
	Name:	Paul Rodgers
	Title:	Principal Officer

[Signature Page to Second Amendment to Credit Agreement]

REGIONS BANK, as a U.S. Lender

By:	/s/ Curtis J. Correa
	Name:	Curtis J. Correa
	Title:	SVP

CAPITAL ONE LEVERAGE FINANCE CORP., as a U.S. Lender

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]